                                                                    EXHIBIT 10.9

                      UNITED PARCEL SERVICE OF AMERICA, INC.
                             1996 STOCK OPTION PLAN
                 (As amended and restated on September 19, 1997)


1.       Purpose.

         The purpose of this Amended and Restated Plan is to ensure continuity of management and increase the incentive for key managerial employees and non-employee members of the Board of the Company to make major contributions to the effective management or direction of the Company by providing them with an opportunity to acquire equity interests in the Company in the manner contemplated by this Amended and Restated Plan.


2.       Definitions.

         As used in this Amended and Restated Plan, the following definitions shall apply:

         "Amended and Restated Plan" means this United Parcel Service of America, Inc. 1996 Stock Option Plan as originally adopted by the Board on February 14, 1996 and by the shareowners of the Company at the 1996 Annual Meeting of Shareowners, as amended and restated on February 12, 1997, as amended and restated on September 19, 1997, and as further amended in accordance herewith from time to time.

         "Board" means the Board of Directors of the Company or, when appropriate, the Executive Committee of the Board of Directors, acting for the Board.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Company" means United Parcel Service of America, Inc.

         "Current Price" of a Share at any time means the price per Share which the Board shall have determined to be the fair market value at which the Company may express its willingness to purchase Shares from shareowners who offer them for sale to the Company at that time.

         "Employee Optionee" means any Optionee other than an Outside Director Optionee.

         "Incentive Stock Option" means an Option that qualifies as an incentive stock option within the meaning of Section 422 of the Code.

         "Nonqualified Option" means an Option that is not an Incentive Stock Option.

         "Officer Compensation Committee" means the Officer Compensation Committee of the Board.

         "Option" means the right to purchase Shares under the terms and conditions of the Amended and Restated Plan, as evidenced by an option certificate or agreement in such form, not inconsistent with the Amended and Restated Plan, as the Committee may adopt for general use or for specific cases from time to time.

         "Optionee" means the person to whom an Option has been granted under the Amended and Restated Plan and, where the context permits, the estate, personal representative or beneficiary to whom an Option has been transferred by will or the laws of descent and distribution.

         "Outside Director" means any member of the Board who is not, as of the date of grant of an Option, an employee or a former employee of the Company or any Subsidiary.

         "Outside Director Formula" has the meaning set forth in subparagraph E of paragraph 7 of this Amended and Restated Plan.

         "Outside Director Optionee" means the Optionee who is, as of the date of grant of an Option, an Outside Director.

         "Salary Committee" means the Salary Committee of the Board.

         "Shares" means shares of the Company's common stock, presently having a par value of $0.10 per share.

         "Subsidiary" means any corporation, limited liability company or other entity more than 50% of whose outstanding voting securities is owned by the Company or by one or more of the Company's other Subsidiaries.

         "UPS Managers Stock Trust" means a trust arrangement established by agreements conforming to the trust agreement made as of April 15, 1958, as heretofore or hereafter amended (the "UPS Managers Trust Agreement"), among certain employees of the Company and First Union National Bank, as Trustee ("First Union"), or any successor trust arrangement.

         An Option shall be deemed "granted" under the Amended and Restated Plan on the date of the action taken by the Salary Committee or Officer Compensation Committee approving the grant of an Option hereunder.


3.       Plan Adoption and Term.

         A. The Amended and Restated Plan was originally adopted by the Board on February 14, 1996 and by the shareowners of the Company at the 1996 Annual Meeting of Shareowners. The Amended and Restated Plan was amended and restated by the Board on February 12, 1997 and the amendments received shareowner approval at the 1997 Annual Meeting of Shareowners. The Amended and Restated Plan was further amended and restated by the Executive Committee of the Board of Directors on September 19, 1997 without the need for shareowner approval.

         B. No Option may be granted hereunder after March 31, 2001, but Options granted on or before that date may extend beyond such date in accordance with their terms.


4.       Administration of the Amended and Restated Plan.

         A. Subject to the provisions of paragraph 7 regarding grant of options and paragraph 16 regarding amendment of the Amended and Restated Plan, this Amended and Restated Plan shall be administered by the Salary Committee or, if the Salary Committee shall consist of fewer than two persons, by the Board. All actions taken by the Salary Committee with respect to the Amended and Restated Plan shall be reported to the Board at the next regular meeting of the Board.

         B. The Salary Committee shall have the authority to interpret the provisions of the Amended and Restated Plan, to construe the terms of any Option, to prescribe, amend and rescind rules and regulations relating to the Amended and Restated Plan, and to make all other determinations in the judgment of the Salary Committee necessary or desirable for the administration of the Amended and Restated Plan. The Salary Committee may correct any defect, supply any omission or reconcile any inconsistency in the Amended and Restated Plan or in any Option in the manner and to the extent it shall deem expedient to effectuate the purposes and intent of the Amended and Restated Plan.

         C. Any power granted to the Salary Committee, either in this Amended and Restated Plan or by the Board, may at any time be exercised by the Board. Any determination by the Salary Committee shall be subject to review and reversal or modification by the Board on its own motion, except that the Board may not impair the rights of Optionees under Options previously granted.

         D. Members of the Salary Committee, the Officer Compensation Committee, the Executive Committee, and the Board shall not be liable for any action or determination made by them in good faith.


5.       Eligibility.

         Key managerial employees of the Company and its Subsidiaries, and Outside Directors, shall be eligible to participate in the Amended and Restated Plan. All recipients of Options shall be selected on the basis of their having demonstrated an ability to contribute substantially to the effective management or direction of the Company and its Subsidiaries. Members of the Board shall be eligible to receive Options under the Amended and Restated Plan, provided that:
(i) a member shall not participate in any decision or action affecting such member other than a decision or action affecting all participants generally; and
(ii) Outside Directors shall be eligible to receive only Nonqualified Options. No Option shall be issued under this Amended and Restated Plan to any individual who at the time an Option might be granted hereunder owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or of any parent or Subsidiary of the Company.


6.       Limitation on the Number of Shares.

         Subject to adjustment as provided in paragraph 14, Options may be granted pursuant to the Amended and Restated Plan for the purchase of not more than 30,000,000 Shares. If prior to its exercise in full by an Optionee, any Option is canceled or terminates or lapses in whole or in part for any reason other than the termination of the Amended and Restated Plan as a whole, the number of Shares not purchased thereunder shall forthwith become available again for allocation under new Options, including new Options to such Optionee, in accordance with the Amended and Restated Plan.


7.       Grant of Options.

         A. At any time during the term of this Amended and Restated Plan, the Salary Committee may grant to any eligible employee who is (i) eligible under paragraph 5 hereof and (ii) not a member of the Board, a member of the Salary Committee, or a person who is an officer of the Company as defined in Rule 16a-1 under the Securities Exchange Act of 1934, as amended, an Option to purchase any number of the Shares reserved for issuance under the Amended and Restated Plan, subject to prior allocation of Shares to the same or other persons and to the limitation of paragraph 6.

         B. At any time during the term of this Amended and Restated Plan, the Officer Compensation Committee may grant to any eligible employee who is a member of the Board, a member of the Salary Committee, or an officer of the Company as defined in Rule 16a-1 under the Securities Exchange Act of 1934, as amended, an Option to purchase any number of the Shares reserved for issuance under the Amended and Restated Plan, subject to prior allocation of Shares to the same or other persons and to the limitation of paragraph 6.

         C. At the time of grant of each Option to an Employee Optionee, the Salary Committee or the Officer Compensation Committee, as appropriate, shall designate such Option as an Incentive Stock Option or as a Nonqualified Option. However, the aggregate fair market value, as determined at the time the Option is granted, of the Shares with respect to which Incentive Stock Options may become exercisable for the first time by an Optionee during any calendar year (under the Amended and Restated Plan and any other stock option plan of the Company or any entity which, at the time of the granting of such Option, is a parent or Subsidiary of the Company) shall not exceed $100,000. To the extent that an Option designated as an Incentive Stock Option may be or become exercisable for a number of Shares exceeding the limitation of the preceding sentence, such Option shall be deemed to be an Incentive Stock Option with respect to the maximum number of Shares permissible under the preceding sentence and a Nonqualified Option with respect to any remaining Shares.

         D. At such time as the Salary Committee or the Officer Compensation Committee grants to any Employee Optionee an Option to purchase Shares pursuant to subparagraph A or B of paragraph 7, it may also grant to such Employee Optionee a right to receive money at the time of exercise of the Option in an amount equal to a designated percentage of the amount by which the Current Price of the Shares subject to the Option exceeds, at the time of exercise thereof, the option price.

         E. On the first day of each year, during the term of this Amended and Restated Plan, on which any Option is granted to an Employee Optionee, each Outside Director shall be granted Options to purchase Shares, as provided in this subparagraph E of paragraph 7. Each Outside Director shall be granted Options to purchase that number of the Shares, equal to the Outside Director Formula, reserved for issuance under the Amended and Restated Plan, subject to prior allocation of Shares to the same or other persons and to the limitation of paragraph 6. In the case of each Outside Director, the Outside Director Formula shall be 109.5% of such Outside Director's annual director's fee as in effect on the last day of the most recently ended fiscal year of the Company, divided by the Current Price of one Share on such date. The Salary Committee may at any time and from time to time modify or amend the Outside Director Formula; provided, however, that the Salary Committee may not: (i) modify or amend the Outside Director Formula more often than once during any twelve-month period;
(ii) without shareowner approval, modify or amend the Outside Director Formula in any respect that would materially increase the benefits accruing to Outside Directors under the Amended and Restated Plan; or (iii) without the consent of an Outside Director Optionee, make any modification or amendment of the Outside Director Formula that would affect such Outside Director Optionee's rights under any Option previously granted. All Options granted to Outside Director Optionees shall be designated as Nonqualified Options.


8.       Purchase Price, Delivery of Shares, and Payment.

         A. The purchase price for each Share represented by an Option shall be 100% of the Current Price of a Share at the time the Option is granted. Notwithstanding the foregoing, the purchase price per Share shall not be less than the par value of one Share.

         B. Payment of the purchase price for Shares purchased shall be made upon exercise of an Option by payment, (i) in cash, (ii) in Shares owned by the purchaser for at least six months prior to the date of exercise and valued at their then Current Price, or (iii) in any combination of cash and such Shares. Any payment in Shares shall be effected by the delivery thereof to the Secretary of the Company, endorsed in blank or accompanied by stock powers executed in blank. For such purpose, the Optionee may notify the Trustee under the UPS Managers Stock Trust, in writing, to transmit to the Secretary of the Company, endorsed in blank, Shares held by the Trustee for the Optionee's account under the UPS Managers Stock Trust.

         C. All Shares issued by the Company to Employee Optionees upon exercise of Options shall be subject to the UPS Managers Stock Trust. As a condition to the receipt of Shares upon exercise of an Option, the Employee Optionee shall execute and deliver to the Trustee of the UPS Managers Stock Trust a trust deposit agreement. The Company shall then deposit with or deliver to the Trustee the Shares issued to the Employee Optionee to be held by the Trustee in trust for such Employee Optionee's benefit pursuant and subject to the terms of the UPS Managers Trust Agreement.

         D. In the event that any Shares are issued or distributed by the Company to an Employee Optionee upon exercise of an Option on a date that is later than the date of termination of the Employee Optionee's employment with the Company and Subsidiaries (the "Termination Date"), then, for purposes of the UPS Managers Stock Trust, the Company's rights to repurchase the Shares so issued or distributed shall commence on the June 15 next following the first anniversary of the Termination Date and such Shares shall be treated as securities issued as a result of the distribution of rights appurtenant UPS common stock owned by the Employee Optionee and subject to the UPS Managers Stock Trust on the Termination Date.

         E. All Shares issued by the Company to Outside Director Optionees shall be subject to such agreements with respect to the repurchase of such Shares, similar in purpose and effect to the provisions of the UPS Managers Stock Trust, as the Salary Committee shall prescribe. As a condition to the receipt of Shares upon exercise of an Option, the Outside Director Optionee shall execute and deliver such agreements as the Salary Committee shall prescribe.


9.       Duration of Options.

        Each Option and all rights thereunder shall expire five and one-half years from the date on which the Option is granted, and shall be subject to earlier termination as provided herein.


10.      Conditions Relating to Exercise.

         A. Except as otherwise provided in Paragraph 11 hereof, no Option shall be exercisable until the expiration of five years from the date the Option is granted. Subject to the provisions of Paragraph 11, an Option may be exercised only in its entirety and only during the period from April 1 to April 30 in the year in which the Option becomes exercisable.

         B. No Option shall be transferable by an Optionee otherwise than by will or by the laws of descent and distribution.

         C. All Options granted hereunder shall be exercisable during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative.

         D.       An Option shall be exercised as follows:

         (1) By delivering to the Company, at its principal office, to the attention of its Secretary, written notice of the number of Shares with respect to which the Option is being exercised; and

         (2) By paying the purchase price for the Shares in accordance with paragraph 8 hereof and any withholding tax required to be paid pursuant to paragraph 15 hereof.

         E. Notwithstanding any other provision in this Amended and Restated Plan, no Option shall be exercisable unless and until (i) the Shares may be legally issued and sold to the Optionee and (ii) the Optionee shall have executed such documents and taken such action as the Salary Committee reasonably shall deem advisable to assist the Company in complying with the requirements of any applicable law.


11.     Effect of Termination of Employment or Service.

         A. In the event an Employee Optionee's employment with the Company and Subsidiaries shall terminate by reason of such Employee Optionee's retirement with the consent of the Company or in accordance with an applicable retirement plan, any Incentive Stock Option then held by such Employee Optionee, which shall not have lapsed or expired shall, at the election of the Employee
Optionee: (i) be or immediately become fully exercisable but only for a period ending on the earlier of a date three months following the date of retirement or the date of expiration of the Option in accordance with its terms; or (ii) be unaffected by such retirement. Any Nonqualified Option held by such an Employee Optionee shall be unaffected by such retirement.

         B. In the event an Employee Optionee's employment with the Company and Subsidiaries shall terminate by reason of such Employee Optionee's disability (within the meaning of Section 22(e)(3) of the Code), any Incentive Stock Option then held by such Employee Optionee, which shall not have lapsed or expired shall, at the election of the Employee Optionee: (i) be or immediately become fully exercisable but only for a period ending on the earlier of a date one year following the date of termination of employment or the date of expiration of the Option in accordance with its terms; or (ii) be unaffected by such termination of employment. Any Nonqualified Option held by such an Employee Optionee shall be unaffected by such termination of employment.

         C. In the event of an Employee Optionee's death (including death while retired or disabled), any Option then held by such Employee Optionee which shall not have lapsed or expired shall be or immediately become fully exercisable at any time before the date of expiration of the Option in accordance with its terms.

         D. In the event an Employee Optionee shall cease to be employed by the Company and Subsidiaries for any reason other than those specified in subparagraphs A, B and C above, any Option then held by such Employee Optionee shall immediately terminate.

         E. Whether an authorized leave of absence or absence in government or military service constitutes a termination of employment shall be determined by the Salary Committee, and the Salary Committee's determination shall be final and conclusive on all persons affected thereby; provided, however, that if such leave of absence or other absence shall be deemed a termination of employment for purposes of the UPS Managers Stock Trust, it will also constitute a termination of employment for purposes of the Amended and Restated Plan.

         F. In the case of any Option granted to an Outside Director Optionee, if such Outside Director Optionee ceases for any reason to be a member of the Board, then such Option shall be exercisable according to the following provisions, and shall terminate upon the expiration of the applicable exercise period, if any, specified in this subparagraph F of paragraph 11:

         (i) If an Outside Director Optionee ceases to be a member of the Board for any reason other than resignation, removal for cause or death, any such Option held by such Outside Director Optionee which shall not have lapsed or expired shall, at the election of the Outside Director Optionee: (I) be or immediately become fully exercisable but only for a period ending on the earlier of a date three months following the date on which such Outside Director Optionee ceases to be a member of the Board or the date of expiration of the Option in accordance with its terms; or (II) be unaffected.

         (ii) Except as provided in clause (iii) of this subparagraph F of paragraph 11, if during his term of office as a member of the Board an Outside Director Optionee resigns from the Board or is removed from office for cause, any Option held by the Outside Director Optionee which is not exercisable by the Outside Director Optionee immediately prior to resignation or removal shall terminate as of the date of resignation or removal, and any Option held by the Outside Director Optionee which is exercisable by the Outside Director Optionee immediately prior to resignation or removal shall be exercisable in accordance with its terms.

         (iii) If during his term of office as a member of the Board an Outside Director Optionee's service on the Board shall terminate by reason of such Outside Director Optionee's disability (within the meaning of Section 22(e)(3) of the Code), any Option then held by such Outside Director Optionee, which shall not have lapsed or expired shall, at the election of the Outside Director Optionee: (I) be or immediately become fully exercisable but only for a period ending on the earlier of a date one year following the date on which such Outside Director Optionee ceases to be a member of the Board or the date of expiration of the Option in accordance with its terms; or (II) be unaffected.

         (iv) Following the death of an Outside Director Optionee (including death after ceasing, for any reason other than resignation or removal for cause, to be a member of the Board) any Option held by the Outside Director Optionee which shall not have lapsed or expired shall be or immediately become fully exercisable at any time before the date of expiration of the Option in accordance with its terms.


12.     No Special Rights Respecting Employment or Rate of Compensation.

        Nothing contained in the Amended and Restated Plan or in any Option shall confer upon any Employee Optionee any right with respect to the continuation of his or her employment by the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary at any time to terminate an Employee Optionee's employment or to increase or decrease the compensation of any Optionee from the rate in existence at the time of the grant of an Option.


13.     Rights as a Shareowner.

        The holder of an Option shall have no rights as a shareowner with respect to any Shares covered by the Option until the date such Shares are issued as provided in paragraph 8. Except as provided in paragraph 14 below, no adjustment shall be made for rights for which the record date occurs prior to the date such Shares are issued.


14.     Antidilution Provisions.

         A. In the event of a stock dividend, stock split, or other subdivision, reclassification or combination of the common stock of the Company, the Salary Committee may make such adjustments in the number of Shares for which Options may be granted under the Amended and Restated Plan, the number of Shares subject to unexercised Options, and the option prices as it deems equitable.

         B. In the event that the outstanding common stock of the Company is changed or converted into, or exchanged or exchangeable for, a different number or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation or combination, the Salary Committee may make such adjustments in the number and kind of Shares for which Options may be or may have been awarded under the Amended and Restated Plan as it deems equitable; provided, however, that in the event of any contemplated transaction which may constitute a change in control of the Company, the Salary Committee, with the approval of a majority of the members of the Board who are not then holding Options, may modify any and all outstanding Options so as to accelerate, as a consequence of or in connection with such transaction, an Optionee's right to exercise any such Option.

         C. Each Optionee will be notified of any such adjustment and any such adjustment, or the failure to make such adjustment, shall be binding on the Optionee.


15.     Withholding Taxes.

        Whenever Shares are to be issued or cash paid to an Optionee upon exercise of an Option, the Company shall have the right to require the Optionee to remit to the Company, as a condition of exercise of the Option, an amount sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise.


16.     Modification or Amendment of the Amended and Restated Plan.

        The Amended and Restated Plan may at any time or from time to time be modified or amended by the affirmative votes of a majority of the Shares present, or represented, and entitled to vote at a meeting of the Company's shareowners. The Board or the Executive Committee of the Board may at any time and from time to time modify or amend the Amended and Restated Plan in any respect, or terminate the Amended and Restated Plan, except that, without shareowner approval the Board or the Executive Committee of the Board may not
(a) materially increase the benefits accruing to participants under the Amended and Restated Plan, (b) materially increase the number of Shares which may be issued under the Amended and Restated Plan, or (c) materially modify the requirements as to eligibility for participation in the Amended and Restated Plan. The termination, modification or amendment of the Amended and Restated Plan shall not, without the consent of an Optionee, affect the Optionee's rights under an Option previously granted. With the consent of the Optionee, the Board or the Executive Committee of the Board may amend outstanding Options in a manner not inconsistent with the Amended and Restated Plan.